UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  July 4, 2003


                            CBR BREWING COMPANY, INC.
             (Exact name of registrant as specified in its charter)


   British Virgin Islands             33-26617A                      -
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)

                     23/F., Hang Seng Causeway Bay Building
                    28 Yee Wo Street, Causeway Bay Hong Kong
                    (Address of principal executive offices)
       Registrant's telephone number, including area code:  852-2866-2301

                                 Not applicable
         (Former name or former address, if changed since last report.)


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ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective July 4, 2003, CBR Brewing Company, Inc. (the "Company") terminated Deloitte Touche Tohmatsu ("Deloitte") as its independent accountant and retained Grobstein, Horwath & Company LLP ("Grobstein") as its new independent accountant. The termination of Deloitte and the retention of Grobstein were approved by the Company's Board of Directors.

     Deloitte audited the Company's financial statements for the years ended December 31, 2001 and 2002. Deloitte's reports on the Company's financial statements for the years ended December 31, 2001 and 2002 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles; however, such reports were modified to reflect substantial doubt about the Company's ability to continue as a going concern.

     During the years ended December 31, 2001 and 2002 and the subsequent interim period, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Deloitte would have caused Deloitte to make reference to the matter in their reports. In addition, there were no such events as described in Item 304(a)(1)(v) of Regulation S-K during such period.

     The Company has provided Deloitte with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-K, and has requested that Deloitte furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) and, if not, stating the respects in which it does not agree. A copy of Deloitte's letter is attached hereto as an exhibit to this document.

     Prior to Grobstein being retained as the independent accountant for the Company, neither the Company, nor anyone on its behalf, consulted with Grobstein regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided that Grobstein concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) or a reportable event as defined in Item 304 (a)(1)(v) of Regulation S-K.


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     c.   Exhibits:

          A list of exhibits required to be filed as part of this report is set forth in the Index to Exhibits, which immediately precedes such exhibits, and is incorporated herein by reference.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CBR BREWING COMPANY, INC.
                                         -------------------------
                                              (Registrant)

Date:  July 10, 2003                     By:  /s/ DA-QING ZHENG
                                              -----------------------
                                              Da-qing Zheng
                                              Chief Executive Officer


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                                INDEX TO EXHIBITS

Exhibit
Number     Description
-------    -----------

16.1 Letter from Deloitte Touche Tohmatsu addressed to the Securities and Exchange Commission


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